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MIDWEST POWER COMPANY - TRUST A                                    Exhibit 10(e)


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                                AMENDMENT NO. 2
                           dated as December 12, 1997
                                       to
                                 FACILITY LEASE
                         dated as of September 30, 1987
                          as amended February 26, 1988
                                     among
                FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION
                   not in its individual capacity, but solely
               as Owner Trustee for Bruce Mansfield 1987 Trust A
                    under and pursuant to a Trust Agreement,
                      dated as of September 30, 1987, with
                             MIDWEST POWER COMPANY
                                   as Lessor
                                      and
                           THE TOLEDO EDISON COMPANY
                                      and
                  THE CLEVELAND ELECTRIC ILLUMINATING COMPANY,
                                   as Lessees

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NOTE: CERTAIN RIGHTS OF THE LESSOR UNDER THIS LEASE AGREEMENT AS AMENDED HAVE
BEEN ASSIGNED TO AND ARE SUBJECT TO A SECURITY INTEREST IN FAVOR OF IBJ SCHRODER BANK & TRUST COMPANY, INDENTURE TRUSTEE, UNDER AND TO THE EXTENT SET FORTH IN THE TRUST INDENTURE, MORTGAGE, SECURITY AGREEMENT AND ASSIGNMENT OF LEASE, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED AND SUPPLEMENTED BETWEEN MERIDIAN TRUST COMPANY (PREDECESSOR TO FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION), AS OWNER TRUSTEE FOR BRUCE MANSFIELD 1987 TRUST A (UNDER AND PURSUANT TO A TRUST AGREEMENT, DATED AS OF SEPTEMBER 30, 1987, AS AMENDED, BETWEEN SUCH PARTY AND MERIDIAN TRUST COMPANY, PREDECESSOR TO FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION) AND IBJ SCHRODER BANK & TRUST COMPANY, AS INDENTURE TRUSTEE, AS SUCH INDENTURE MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME IN ACCORDANCE WITH THE PROVISIONS THEREOF. THIS AMENDMENT NO. 2 HAS BEEN EXECUTED IN SEVERAL COUNTERPARTS. SEE SECTION 3(d) OF THIS AMENDMENT NO. 2 FOR INFORMATION CONCERNING THE RIGHTS OF HOLDERS OF VARIOUS COUNTERPARTS HEREOF.

THIS COUNTERPART IS NOT THE ORIGINAL COUNTERPART.


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MIDWEST POWER COMPANY - TRUST A


                  AMENDMENT NO. 2, dated as of December 12, 1997 ("Amendment No. 2"), to the Facility Lease, dated as of September 30, 1987, as amended by Amendment No. 1 thereto, dated as of February 26, 1988, all as in effect on the date hereof (the "Facility Lease"), among FIRST UNION TRUST COMPANY, NATIONAL ASSOCIATION, a national banking association (successor to Meridian Trust Company), not in its individual capacity, but solely as Owner Trustee under a Trust Agreement, as amended, dated as of September 30, 1987, with the Owner Participant identified on the cover page hereof (in such capacity, the "Lessor"), THE TOLEDO EDISON COMPANY, an Ohio corporation ("Toledo Edison"), and THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, an Ohio corporation ("Cleveland Electric") (Cleveland Electric and Toledo Edison being collectively referred to as the "Lessees"),

                              W I T N E S S E T H:

                  WHEREAS, the Lessees and the Lessor have heretofore entered into the Facility Lease providing for the lease by the Lessor to the Lessees of the Undivided Interest; and

                  WHEREAS, Section 3(f) of the Facility Lease provides for an adjustment to the Basic Lease Rate Factors and the Stipulated Loss Value, Termination Value and Special Termination Value percentages in the event, among other things, Refunding Notes are issued resulting in a change in the actual interest rate payable on the Secured Notes, the dates on which interest is payable thereon, the amortization schedules and/or the debt/equity ratio; and

                  WHEREAS, Section 8.01 of the Indenture provides, among other things, that the Lessor and Indenture Trustee may, without the consent of any Holder of Secured Notes, execute a supplement to the Indenture in order to establish and issue the Refunding Notes in accordance with Section 2.12 of the Indenture; and

                  WHEREAS, pursuant to that certain Refinancing Agreement dated as of December 12, 1997, between the parties hereto and others, the Lessor and the Indenture Trustee intend to execute a Supplemental Indenture No. 2 to the Indenture, dated the date hereof, providing for the issuance of one new promissory note;

                  NOW, THEREFORE, in consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  SECTION 1.  DEFINITIONS.

                  For purposes hereof, capitalized terms used herein and not otherwise defined herein or in the recitals shall have the meanings assigned to such terms in the Facility Lease.

                  SECTION 2.  AMENDMENTS.

                         (i) Schedule 1 entitled "Basic Lease Rate Factors" is deleted in its entirety and is hereby replaced with Schedule 1 hereto.

                         (ii) Schedule 2 entitled "Stipulated Loss Value" is deleted in its entirety and is hereby replaced with Schedule 2 hereto.

                         (iii) Schedule 3 entitled "Termination Value" is deleted in its entirety and is hereby replaced with Schedule 3 hereto.

                         (iv) Schedule 4 entitled "Special Termination Value" is deleted in its entirety and is hereby replaced with Schedule 4 hereto.


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MIDWEST POWER COMPANY - TRUST A


                  SECTION 3.  MISCELLANEOUS.

                  (a) Execution. The actual dates of execution hereof by the parties hereto are respectively the dates set forth under the signatures hereto; however, this Agreement shall be effective as of the date first written above. This Amendment No. 2 shall be effective as of December 12, 1997 (the "Effective Date"). This Amendment No. 2 amends and modifies the Facility Lease and is to be read with and form part of the Facility Lease. On and from the Effective Date, any reference in any Operative Document to the Facility Lease shall be deemed to refer to the Facility Lease as amended and modified by Amendment No. 1 thereto, dated as of February 26, 1988, and by this Amendment No. 2.

                  (b) Non-Waiver or Amendment. The agreements contained in this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of any party under any Operative Document, nor constitute, except as expressly provided in this Amendment, a waiver of any provision of any Operative Document.

                  Except as amended hereby, the Facility Lease shall continue in full force and effect in accordance with the provisions thereof.

                  (c) Governing Law. This Amendment No. 2 shall be governed by and construed in accordance with the laws of the State of New York, except to the extent that the laws of the Commonwealth of Pennsylvania govern the creation of, and perfection of, interest in property (whether real or personal) and except to the extent that the Federal laws of the United States are mandatorily applicable.



             [The remainder of this page intentionally left blank.]


                                       2


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MIDWEST POWER COMPANY - TRUST A


                  (d) Original Counterpart. The single executed original of this Amendment No. 2 marked "THIS COUNTERPART IS THE ORIGINAL COUNTERPART" and containing the receipt of the Lease Indenture Trustee thereon shall be the "Original" of this Amendment No. 2. No security interest in this Amendment No. 2 may be created or continued through the transfer or possession of any counterpart other than the "Original."

                  IN WITNESS WHEREOF, intending to be legally bound, each of the parties hereto has caused this Amendment No. 2 to Facility Lease to be duly executed by an officer thereunto duly authorized.


                                        FIRST UNION TRUST COMPANY, NATIONAL
                                        ASSOCIATION, not in its individual
                                        capacity, but solely as Owner Trustee
                                        for Bruce Mansfield 1987 Trust A under
                                        and pursuant to a Trust Agreement dated
                                        as of September 30, 1987 between
                                        Meridian Trust Company, predecessor to
                                        First Union Trust Company, National
                                        Association and Midwest Power Company

ATTEST:

[Corporate Seal]                        By:      /s/ EDWARD L. TRUITT, JR.
                                                 ---------------------------

By: /s/ M. Bonilla                      Name:    Edward L. Truitt, Jr.

Title: Vice President                   Title:   Assistant Vice President

                                        Date:    November 14, 1997


                                        THE TOLEDO EDISON COMPANY
                                        and
                                        THE CLEVELAND ELECTRIC
                                        ILLUMINATING COMPANY
ATTEST:

[Corporate Seal]                        By:      /s/ THEODORE F. STRUCK II
                                                 ---------------------------

By:/s/ Nancy C. Ashcom                  Name:    Theodore F. Struck II

Title: Secretary                        Title:   Treasurer of each

                                        Date:    November 14, 1997





                                      S-1



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MIDWEST POWER COMPANY - TRUST A


                             CERTIFICATE OF SERVICE

                  The Lessee, The Toledo Edison Company, hereby certifies that its precise address is 300 Madison Avenue, Toledo, Ohio 43651.

                                        By:      /s/ THEODORE F. STRUCK II
                                                 ---------------------------

                                        Name:    Theodore F. Struck II

                                        Title:   Treasurer

                                        Date:    December 15, 1997




                             CERTIFICATE OF SERVICE

                  The Lessee, The Cleveland Electric Illuminating Company, hereby certifies that its precise address is 76 South Main Street, Akron, Ohio 44308.

                                        By:      /s/ THEODORE F. STRUCK II
                                                 ---------------------------

                                        Name:    Theodore F. Struck II

                                        Title:   Treasurer

                                        Date:    December 15, 1997



                                      S-2



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MIDWEST POWER COMPANY - TRUST A


STATE OF OHIO            )
                         )  ss:
COUNTY OF SUMMIT         )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE TOLEDO EDISON COMPANY, by Theodore F. Struck II, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio this 14th day of November, 1997.


                                        /s/ DOROTHY A. BRATANOV
                                        ---------------------------
                                        Notary Public

                                        My Commission Expires: February 24, 1998




STATE OF OHIO            )
                         )  ss:
COUNTY OF SUMMIT         )

                  BEFORE ME, a Notary Public in and for said County and State, personally appeared the above-named THE CLEVELAND ELECTRIC ILLUMINATING COMPANY, by Theodore F. Struck II, its Treasurer, who acknowledged that he/she did sign the foregoing instrument on behalf of said corporation by authority of its Board of Directors and that the same is the free act and deed of said corporation and his/her free act and deed individually and as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal at Akron, Ohio this 14th day of November, 1997.


                                        /s/ DOROTHY A. BRATANOV
                                        ---------------------------
                                        Notary Public

                                        My Commission Expires: February 24, 1998



                                      S-3



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MIDWEST POWER COMPANY - TRUST A


STATE OF DELAWARE          )
                           ) ss:
COUNTY OF NEW CASTLE       )

                  On this 14th day of December, 1997, before me, the undersigned notary public, personally appeared Edward L. Truitt, Jr. who acknowledged himself to be a Assistant Vice President of WILMINGTON TRUST COMPANY, a Delaware trust company, and that he, as such officer being authorized to do so, executed the foregoing instrument in the capacity and for the purposes therein contained by signing the name of the trust company by himself as such officer.

                  IN TESTIMONY WHEREOF, I have hereunto set my hand and official seal.


[Notarial Seal]
                                        /s/ JOANNE E. LEE
                                        ---------------------------
                                        Notary Public

                                        My Commission Expires: May 14, 1999



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MIDWEST POWER COMPANY - TRUST A


                                                                      SCHEDULE 1
                                                              TO AMENDMENT NO. 2
                                                               TO FACILITY LEASE


                            BASIC LEASE RATE FACTORS
                            ------------------------

     Date                                                 % of Facility Cost
     ----                                                 ------------------




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MIDWEST POWER COMPANY - TRUST A


                                                                      SCHEDULE 2
                                                              TO AMENDMENT NO. 2
                                                               TO FACILITY LEASE


                             STIPULATED LOSS VALUE
                             ---------------------

     Date                                                 % of Facility Cost
     ----                                                 ------------------


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MIDWEST POWER COMPANY - TRUST A


                                                                      SCHEDULE 3
                                                              TO AMENDMENT NO. 2
                                                               TO FACILITY LEASE


                               TERMINATION VALUE
                               -----------------

     Date                                                 % of Facility Cost
     ----                                                 ------------------


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MIDWEST POWER COMPANY - TRUST A


                                                                      SCHEDULE 4
                                                              TO AMENDMENT NO. 2
                                                               TO FACILITY LEASE


                           SPECIAL TERMINATION VALUE
                           -------------------------

     Date                                                 % of Facility Cost
     ----                                                 ------------------


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